Exhibit 10.20
                               HAGLER BAILLY, INC.
                   EMPLOYEE INCENTIVE AND NON-QUALIFIED STOCK
                        OPTION AND RESTRICTED STOCK PLAN

                         Originally Adopted May 17, 1995

             Amended and Restated, Effective as of December 31, 1996

                             Amended March 11, 1997

                              Amended July 22, 1998

                             Amended March 31, 1999

                              Amended June 16, 1999

                                TABLE OF CONTENTS

                               HAGLER BAILLY, INC.
                   EMPLOYEE INCENTIVE AND NON-QUALIFIED STOCK
                        OPTION AND RESTRICTED STOCK PLAN

SECTION 1.  PURPOSES                                                         1
SECTION 2.  DEFINITIONS                                                      1
SECTION 3.  PARTICIPATION.                                                   4
SECTION 4.  ADMINISTRATION.                                                  5
SECTION 5.  ELIGIBILITY                                                      6
SECTION 6.  STOCK SUBJECT TO THE PLAN                                        6
SECTION 7.  TERMS AND CONDITIONS OF OPTIONS                                  6
SECTION 8.  RESTRICTED STOCK                                                10
SECTION 9.  DETERMINATION OF FAIR MARKET VALUE PER SHARE OF COMMON STOCK.   11
SECTION 10.  ADJUSTMENTS.                                                   11
SECTION 11.  RIGHTS AS A STOCKHOLDER                                        11
SECTION 12.  TIME OF AWARDING OPTIONS                                       12
SECTION 13.  MODIFICATION, EXTENSION AND RENEWAL OF OPTION.                 12
SECTION 14.  PURCHASE FOR INVESTMENT AND OTHER RESTRICTIONS                 12
SECTION 15.  TRANSFERABILITY                                                13
SECTION 16.  OTHER PROVISIONS                                               13
SECTION 17.  POWER OF BOARD IN CASE OF CHANGE OF CONTROL                    13
SECTION 18.  AMENDMENT OF THE PLAN                                          14
SECTION 19.  APPLICATION OF FUNDS.                                          14
SECTION 20.  NO OBLIGATION TO EXERCISE OPTION.                              14
SECTION 21.  APPROVAL OF STOCKHOLDERS.                                      14
SECTION 22.  CONDITIONS UPON ISSUANCE OF SHARES.                            14
SECTION 23.  RESERVATION OF SHARES.                                         15
SECTION 24.  STOCK OPTION AND STOCK PURCHASE AGREEMENTS.                    15
SECTION 25.  TAXES, FEES, EXPENSES AND WITHHOLDING OF TAXES                 15
SECTION 26.  NOTICE.                                                        16
SECTION 27.  NO ENLARGEMENT OF AWARDEE RIGHTS.                              16
SECTION 28.  INFORMATION TO AWARDEES.                                       16
SECTION 29.  AVAILABILITY OF PLAN                                           16
SECTION 30.  INVALID PROVISIONS                                             16
SECTION 3 1.  APPLICABLE LAW                                                17
SECTION 32.  BOARD ACTION                                                   17

17

                               HAGLER BAILLY, INC.
                   EMPLOYEE INCENTIVE AND NON-QUALIFIED STOCK
                        OPTION AND RESTRICTED STOCK PLAN


                           Section 1.  Purposes.

                  The Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan (the "Plan") was originally adopted on May 17, 1995. The Plan was amended and restated, effective December 31, 1996. The plan was amended further on March 11, 1997 and again on July 22, 1998. The purposes of the Plan are (a) to recognize and compensate selected key Employees of Hagler Bailly, Inc. (the "Company") and its Subsidiaries who contribute to the development and success of the Company and its Subsidiaries; (b) to maintain the competitive position of the Company and its Subsidiaries by attracting and retaining key Employees; and (c) to provide incentive compensation to such key Employees based upon the Company's performance, as measured by the appreciation in Common Stock. The Options granted pursuant to the Plan are intended to constitute either Incentive Stock Options within the meaning of section 422 of the Code, or non-qualified stock options, as determined by the Committee, or the Board if no Committee has been appointed, at the time of Award. The type of Options awarded will be specified in the Option Agreement between the Company and the Optionee. The terms of this Plan shall be incorporated in the Option Agreement to be executed by the Optionee.

                           Section 2.  Definitions.

                  (a) "Affiliate" shall mean, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

(b) "Award" shall mean a grant of an Option or Options or an award of Restricted Stock to an Employee pursuant to the provisions of this Plan. Each separate grant of an Option or Options to an Employee, and each separate award of Restricted Stock, and each group of Options which matures on a separate date, is treated as a separate Award.

(c)      "Awardee" shall mean an Employee to whom an Award is made.

                  (d) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

                  (e) "Change of Control" shall mean a change in the control of the Company which shall be deemed to have occurred upon the earliest to occur of the following: (i) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company, or (iii) the date the stockholders of the Company and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which the Company is the surviving entity, and in which shares of the Company's voting capital stock outstanding immediately before such merger or consolidation are exchanged or converted into shares which represent more than 50% of the Company's voting capital stock after such merger or consolidation, as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation, or (iv) the date any Person, other than (A) the Company, or (B) any of its Subsidiaries, or (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, or (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (E) any Affiliate of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than 50% of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such Person acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of the directors then in office.

(f)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

(g) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed, in which event in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required taken hereunder by, the Board.

(g) "Common Stock" shall mean common stock of the Company, $.01 par value per Share.

(h)      "Company" shall mean Hagler Bailly, Inc., a Delaware corporation.

(i) "Covenant Not to Compete" shall mean the noncompetition covenant set forth in Section 10 of the Stockholders Agreement or (if an Awardee is not a party thereto) otherwise applicable to the Awardee and the Company or its Subsidiaries.

(j) "Disability" shall mean a disability of an employee, officer or a director which renders such employee, officer or director unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity which would entitle that employee, officer or director to receive Social Security Disability Income under the Social Security Act, as amended, and the regulations promulgated thereunder. "Disabled" shall mean having a Disability. The determination of whether an Optionee is Disabled shall be made by the Board, whose determination shall be conclusive; provided that, (i) if an Optionee is bound by the terms of an Employment Agreement between the Optionee and the Company, whether the Optionee is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said Employment Agreement, if such procedures are therein provided; and (ii) an Optionee bound by such an Employment Agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his Employment Agreement.

(k) "Employee" shall mean any person employed by the Company or any of its Subsidiaries on whose behalf wages are reported on IRS Form W-2. Additionally, solely for purposes of deter-mining those persons eligible under the Plan to be recipients of Awards of Options, which Options shall be limited to non-qualified stock options or Restricted Stock, and not for the purpose of affecting the status of the relationship between such person and the Company, the term "Employee" shall include independent contractors of and consultants to the Company, as well as members of the Board or of the board of directors of a Subsidiary.

                  (m) "Exchange Act" shall mean The Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value Per Share" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 9 hereof.

                  (o) "Grant Date" means (i) the effective date of registration under Section 12 of the Exchange Act of a class of equity securities of the Company; (ii) each date on which a Non-Employee Director is first elected to the Board by the stockholders or the Board; and (iii) each date thereafter prescribed under the Company's Articles of Incorporation and By-laws for the election of directors which falls before the earlier of (A) the date six months after the termination of such registration, or (B) the tenth anniversary of the date on which this Plan is adopted by the Board.

(p) "Incentive Stock Option" shall mean an Option which is an incentive stock option as described in Section 422 of the Code.

                  (q) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

                  (r) "Option(s)" shall mean an Incentive Stock Option or a non-qualified stock option to purchase Shares that is Awarded pursuant to the Plan.

(s) "Option Agreement" shall mean a written, or such other form or forms as the Board or Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

(t)      "Optionee" shall mean an Employee to whom an Option is awarded.

                  (u) "Participant" shall mean each Employee of the Company or a Subsidiary to whom an Award is granted pursuant to the Plan.

                  (v)   "Person"   shall   mean  an   individual,   partnership,
corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

                  (w) "Plan" shall mean the Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan, as amended from time to time.

(x) "Pool" shall mean the pool of Shares of Common Stock subject to the Plan, as described in Section 6 hereof.

                  (y) "Restricted Stock" shall mean an Award of Shares of Common Stock that is subject to restrictions pursuant to Section 8 hereof.

                  (z) "Securities Act" shall mean The Securities Act of 1933, as amended.

(aa) "Shares" shall mean shares of Common Stock contained in the Pool, as adjusted in accordance with Section 10 of the Plan.

                  (bb) "Stock Purchase Agreement" shall mean an agreement substantially in the form attached hereto as Exhibit B, or such other form as the Board or Committee (subject to the terms and conditions of this Plan) may from time to time approve, which an Optionee shall be required to execute as a condition of purchasing Shares upon the exercise of an Option.

                  (cc)  "Stockholders  Agreement"  shall  mean the  Stockholders
Agreement dated as of May 15, 1995 by and among the Company and its stockholders, as amended from time to time.

                  (dd) "Subsidiary" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in sections 424(f) and (g) of the Code.

                           Section 3.  Participation.

                  (a) In General. Participants in the Plan shall be selected by the Board from the Employees. The Board may make Awards at any time and from time to time to Employees. Any Award may include or exclude any Employee, as the Board shall determine in its sole discretion.

                  (b) Non-Employee Directors. In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, no Awards of Options shall be made under the Plan to any director of the Company who is a Non-Employee Director except pursuant to this
Section 3(b).
(i) Automatic Award. Awards of Options to directors of the Company who are Non-Employee Directors shall be granted, without any further action by the Board or Committee. as follows. Upon the effective date of the Company's registration of a class of equity securities under Section 12 of the Exchange Act, and on each Grant Date thereafter, each director of the Company who is a Non-Employee Director shall receive an Award of a nonqualified stock Option to purchase 7,500 Shares and each Non-Employee Director who was elected to the Board by the Board in 1998 shall receive a nonqualified stock Option to purchase 3,000 shares of Common Stock on June 16, 1999 with immediate vesting and an exercise price of the Fair Market Value Per Share on June 16, 1999.

(ii) Option Price. The price per Share payable upon the exercise of any Option granted under this Section 3(b) shall be 100% of the Fair Market Value of such Share on the Grant Date,

                           Section 4.  Administration.

                  (a) Procedure. The Plan shall be administered by the Board. The Board may at any time by a unanimous vote, with each Member voting, appoint a Committee consisting of not less than two persons, each of whom is a Non-Employee Director, to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Options or have been Awarded Options may vote on any matters affecting the administration of the Plan or the Award of any Options pursuant to the Plan, except that no such member shall act upon the Award of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the Award of Options to himself or herself

                  From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                  (b) Powers of the Board and the Committee. Subject to the provisions of the Plan, the Board or its Committee shall have the authority, in its discretion: (i) to make Awards; (ii) to deter-mine the Fair Market Value Per Share; (iii) to determine the exercise price of the Options to be Awarded in accordance with Sections 7 and 8 of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Award under the Plan, each Option Agreement and each Stock Purchase Agreement (which need not be identical with the terms of other Awards, Option Agreements and Stock Purchase Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option, Option Agreement or Stock Purchase Agreement; (vii) to accelerate the vesting or exercise date of any Award; (viii) to interpret the Plan or any agreement entered into with respect to an Award or exercise of Options, (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Awards or agreements relating to the Award or exercise thereof; and
(x) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.



                  (c) Effect of the Board's or Committee's Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Awards under the Plan.


                  (d) Limitation of Liability. Notwithstanding anything herein to the contrary (with the exception of Section 32 hereof), no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Award hereunder.

                           Section 5.  Eligibility.

                  Awards may be made only to Employees. An Employee who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

                           Section 6.  Stock Subject to the Plan.

                  Subject to the provisions of this Section 6 and the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be Awarded and sold under the Plan is 5,000,000 Shares of Common Stock (collectively, the "Pool"). Options Awarded from the Pool may be either Incentive Stock Options or non-qualified stock options, as determined by the Board. If an Option should expire or become unexercisable for any reason without having been exercised in full, or if a Restricted Stock Award shall fail to become vested, or if Shares are subsequently repurchased by the Company, the unpurchased or repurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, be returned to the Plan and become available for future Award under the Plan.

                           Section 7.  Terms and Conditions of Options.

                  Each Option Awarded pursuant to the Plan shall be authorized by the Board and shall be evidenced by an Option Agreement in such form as the Board may from time to time determine. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

                  (a) Number of Shares. The number of Shares subject to the Option, which may include fractional Shares.

                  (b) Option Price. The price per Share payable on the exercise of any Option which is an Incentive Stock Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value Per Share of the Common Stock on the date such Option is Awarded, without regard to any restriction other than a restriction which will never lapse. Notwithstanding the foregoing, if an Option which is an Incentive Stock Option shall be Awarded under this Plan to any person who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share of the Common Stock on the date such Option is Awarded. The price per Share payable on the exercise of an Option which is a non-qualified stock option shall be at least $.01 per Share and shall be stated in the Option Agreement.

                  (c) Consideration. The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory notes or Shares of Common Stock having an aggregate Fair Market Value Per Share on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(i) if the consideration for the exercise of an Option is a promissory note, it may, in the discretion of the Board, be either full recourse or nonrecourse and shall bear interest at a per annum rate which is not less than the applicable federal rate determined in accordance with section 1274(d) of the Code as of the date of exercise. In such an instance the Company may, in its sole discretion, retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

(ii) if the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of Common Stock, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the shares of Common Stock used to effect the purchase (the "Payment Shares"), including without limitation, representations and warranties that the Optionee has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests., options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The per Share value of the Payment Shares shall be the Fair Market Value Per Share of such Payment Shares on the date of exercise as determined by the Board in its sole discretion, exercised in good faith. If such Payment Shares were acquired upon previous exercise of Incentive Stock Options granted within two years prior to the exercise of the Option or acquired by the Optionee within one year prior to the exercise of the Option, such Optionee shall be required. as a condition to using the Payment Shares in payment of the exercise price of the Option, to acknowledge the tax consequences of doing so, In that such previously exercised Incentive Stock Options may have, by such action, lost their status as Incentive Stock- Options, and the Optionee may have to recognize ordinary income for tax purposes as a result.

                  (d) Form of Option. The Option Agreement will state whether the Option Awarded is an Incentive Stock Option or a non-qualified stock option, and will constitute a binding determination as to the form of Option Awarded.

                  (e) Exercise of Options. Any Option Awarded hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Board and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Notwithstanding the foregoing, any Option awarded under
Section 3(b) hereunder shall be immediately exercisable in full,


An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

                           An  Option  shall  be  deemed  to be  exercised  when
written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Option Agreement, including an executed Stock Purchase Agreement. Full payment may consist of such consideration and method of payment allowable under
Section 7 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised,

                  (f)      Term and Vesting of Options.

(i) Notwithstanding any other provision of this Plan, no Option shall be (A) Awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten (10) years from the date of Award; provided, however, that if an Option that is intended to be an Incentive Stock Option shall be Awarded under this Plan to any person who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company's stock, the foregoing clause (B) shall be deemed modified by substituting "five (5) years" for the term "ten (10) years" that appears therein.

                           (ii) No  Option  Awarded  to any  Optionee  shall  be
treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of Award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining-whether Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order Awarded. For proposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company that are Incentive Stock Option plans within the meaning of section 422 of the Code.

                  Except as provided in Section 7(g)(iv), Options Awarded hereunder shall mature and become exercisable in whole or in part, in accordance with such vesting schedule as the Board shall determine, which schedule shall be stated in the Option Agreement. Notwithstanding the preceding sentence, Options awarded pursuant to Section 3(b) hereunder shall be fully vested at grant. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

                  (g)      Termination of Options.

(i) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

(ii) Except as otherwise provided herein or by the terms of any Award, no Option shall be exercisable after termination of the Optionee's employment with or other engagement by the Company for any reason.

(iii)Except as otherwise provided herein of by the terms of any Award, upon the Disability or death of an Optionee while in the employ of the Company, Options held by such Optionee which arc exercisable oil the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's Disability or death. by the Optionee or his legal guardian or representative or. in the case of death, by his executor(s) or administrator(s),

(iv) Options may be terminated at any time by agreement between the Company and the Optionee.

                  (h) Forfeiture. Notwithstanding any other provision of this Plan, if an Optionee shall engage in any activity in breach of the Covenant Not to Compete, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof. Notwithstanding any other provision of this Plan, if the Optionee's employment or engagement is terminated for "cause" (as such term is defined in the Optionee's employment agreement or non-disclosure agreement with the Company, if any) or if the Board makes a determination that the Optionee:

(i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

(ii) has been convicted of a felony;

(iii) has disclosed trade secrets or confidential information of the Company;

(iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for "cause."

                  In the event of such a finding, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

                           Section 8.  Restricted Stock.

                  (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Board shall determine the persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of Shares to be Awarded. the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Awards.

                  The Board may condition the vesting of Restricted Stock upon the attainment of specified performance goals or Such other factors as the Board may determine, in its sole discretion, at the time of the Award.

         The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

                  (b) Awards. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. The purchase price for shares of Restricted Stock may be zero.

                  Each Employee receiving a Restricted Stock Award shall be required, as a condition precedent to receipt of such Award, to execute a joinder or other counterpart to the Stockholders Agreement.

                  (c)  Restrictions  and Conditions.  Except as provided in this
Section 8(c), the Employee shall have, with respect to the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Board, in its sole discretion, as deter-mined at the time of Award, may permit or require the payment of cash dividends in respect of Shares of Restricted Stock Awarded under the Plan to be deferred and, if the Board so determines, reinvested in additional Shares of Restricted Stock to the extent Shares are available under
Section 6 of the Plan.

Section 9. Determination of Fair Market Value Per Share of Common Stock.

                  (a) Except to the extent otherwise provided in this Section 9, the Fair Market Value Per Share of Common Stock shall be determined by the Board in its sole discretion.

                  (b) Notwithstanding the provisions of Section 9(a), in the event that shares of Common Stock are traded in the over-the-counter market, the Fair Market Value Per Share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next trading date. In the event shares of Common Stock are listed on a national or regional securities exchange or traded through the NASDAQ National Market, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market. as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next trading date.

                           Section 10.  Adjustments.

                  (a) Subject to required action by the stockholders, If any, the number of Shares as to which Awards may be made under this Plan and the number of Shares subject to outstanding Options and the Option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits. stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or rights offered to purchase shares of Common Stock at a price substantially below Fair Market Value Per Share or any similar change affecting Common Stock.

                  (b) No fractional Shares shall be issuable on account of any action mentioned in Section 10(a), and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates with respect to any fractional Shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

                           Section 11.  Rights as a Stockholder.

                  A recipient of an Option Award shall have no rights as a stockholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him. A recipient of a Restricted Stock Award shall have all rights as a stockholder with respect to the Shares of Restricted Stock Awarded from and after the later to occur of (i) the date of the Award (as determined under Section 12 hereof) or (ii) the date the Awardee makes payment of the purchase price, if any, designated by the Board as a condition of such Award.

                           Section 12.  Time of Awarding Options.

                  The date of an Award shall, for all purposes, be the date which the Board specifies when the Board makes its determination that an Award is made or if none is specified, then the date of the Board's determination. Notice of the determination shall be given to each Employee to whom an Award is made within a reasonable time after the date of such Award.

Section 13. Modification, Extension and Renewal of Option.

                  Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Award, or accept the surrender of an Award (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Award which adversely affects the Awardee shall be made without the consent of the Awardee, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of section 422 of the Code, unless the Optionee specifically acknowledges and consents to the tax consequences of such action.
Section 14. Purchase for Investment and Other Restrictions.

                  (a) The obligation of the Company to issue Shares to an Awardee upon the exercise of an Option or as part of a Restricted Stock Award granted under the Plan is conditioned upon (i) the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Shares. and (ii) such issuance complying with all relevant provisions of the law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder.

                  (b) At the option of the Board, the obligation of the Company to issue Shares to an Awardee upon the exercise of an Option granted, or upon a Restricted Stock Award made, under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Awardee as set forth in the applicable Stock Purchase Agreement. Among other representations, warranties, restrictions and agreements, the Awardee may be required to represent and agree that the purchase of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act, the Awardee shall acknowledge that the Shares purchased are not registered under the Securities Act and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act, and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal and state securities laws, rules and regulations. Additionally, the Shares, when issued, shall be subject to other transfer restrictions, rights of first refusal and rights of repurchase as set forth in Stockholders Agreement. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

THE SHAR.ES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO HAGLER BAILLY, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

                           Section 15.  Transferability.

                  No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, his Options shall be exercisable only by such Optionee, or, in the event of his or her legal incapacity or Disability, then by the Optionee's legal guardian or representative.

                           Section 16.  Other Provisions.

                  The Option Agreement and Stock Purchase Agreement may contain such other provisions as the Board in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

Section 17. Power of Board in Case of Change of Control.

                  Notwithstanding anything to the contrary set forth in this Plan (with the exception of Section 32 hereof), in the event of a Change of Control, the Board shall have the right to accelerate the vesting of all unmatured Options or Restricted Stock Awards. In addition, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the right to terminate this Plan and to (a) exchange all Options or Restricted Stock Awards for options to purchase common stock in the successor corporation or (b) distribute to each Awardee cash and/or other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board.

                           Section 18.  Amendment of the Plan.

                  Insofar as permitted by law and the Plan. the Board may from time to time suspend. terminate or discontinue the Plan or revise or amend it in any respect whatsoever ,vith respect to any Shares at the time not subject to an Option; provided, however, that without approval of the stockholders, no such revision or amendment may change the aggregate number of Shares for which Options may be awarded hereunder, change the designation of the class of Employees eligible to receive Options or decrease the price at which Options may be awarded.

                  Any other provision of this Section 18 notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the non-qualified stock options available under the Plan continue to be treated as such, respectively, under all applicable laws.

                           Section 19.  Application of Funds.

                  The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options or the purchase of Restricted Stock shall be used for general corporate purposes or such other purpose as may be determined by the Board.

                           Section 20.  No Obligation to Exercise Option.

                  The Awarding of an Option shall impose no obligation upon the Optionee to exercise such Option.

                           Section 21.  Approval of Stockholders.

                  This Plan shall become effective on the date that It is adopted by the Board; provided, however, that it shall become limited to a non-qualified stock option plan if it is not approved by the holders of a majority of the Company's outstanding voting stock within one year (365 days) of its adoption by the Board. The Board may make Awards hereunder prior to approval of the Plan or any material amendments thereto by the holders of a majority of the Company's outstanding voting stock; provided, however, that any and all Options so Awarded automatically shall be converted into non-qualified stock options if the Plan is not approved by such stockholders within 365 days of its adoption or material amendment.

                           Section 22.  Conditions Upon Issuance of Shares.

                  Shares shall not be issued pursuant to the exercise of an Option or Award of Restricted Stock unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto or the issuance of Restricted Stock shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, arid shall be further subject to the approval of counsel for the Company with respect to such compliance.

                           Section 23.  Reservation of Shares.

                  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorizations deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

Section 24. Stock Option and Stock Purchase Agreements.

                  Options shall be evidenced by an Option Agreement in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase Agreement in such form or forms as the Board shall approve from time to time.

Section 25. Taxes, Fees, Expenses and Withholding of Taxes.

                  (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the Award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees arid expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  (b) The Award of Options or Restricted Stock hereunder and the issuance of Shares pursuant to the exercise of Options is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Awardee, any taxes required to be withheld under federal, state or local law as a result of the Award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Awardee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Awardee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

                           Section 26.  Notice.

                  Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Awardee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Awardee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

                           Section 27.  No Enlargement of Awardee Rights.

                  This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Awardee, or to be consideration for or a condition of the employment or service of any Awardee. Nothing contained in this Plan shall be deemed to give any Awardee the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Awardee thereof at any time subject to applicable law. No Awardee shall have any right to or interest in Awards authorized hereunder prior to the Award thereof to such Awardee, and upon such Award he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

                           Section 28.  Information to Awardees.

                  The Company, upon request, shall provide without charge to each Awardee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

                           Section 29.  Availability of Plan.

                  A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

                           Section 30.  Invalid Provisions.

In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

                           Section 3 1.  Applicable Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware. Section 32. Board Action.

         Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with this Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, shall be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required pursuant to (i) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time), (ii) the Company's Bylaws (as the same may be amended and/or restated from time to time), and (iii) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).